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                                                                   Exhibit 10.14

                    AMENDMENT TO EQUIPMENT TRANSFER AGREEMENT

               This Amendment to the Equipment Transfer Agreement (the "Amendment") is entered into as of this 23rd day of November, 1999 by and among ROOMSYSTEMS, INC., a Nevada corporation (RSi"), ROOMSYSTEMS INTERNATIONAL CORPORATION, a Nevada corporation and a wholly-owned subsidiary of RSi, doing business as RoomSystems International Funding Corporation ("RIC"), and RSi BRE, Inc., a Nevada corporation and a wholly-owed subsidiary of RSi ("RSi BRE"), on the one hand, and RSG INVESTMENTS, LLC, an Idaho limited liability company ("RSG"), on the other hand. RSi, RIC, RSi BRE and RSG are collectively referred to hereinafter as the "Parties".

                                   WITNESSETH:

               WHEREAS, the Parties entered into an Equipment Transfer Agreement on September 28, 1999 (the "Equipment Transfer Agreement"); and

               WHEREAS, the Parties desire to amend the Equipment Transfer Agreement to correct several misstatements therein, including (i) the Parties intention that RSi receive all monies relating to the sale of Equipment and/or New BRE Units upon the conclusion of the Revenue Sharing Contracts and any New BRE Revenue Sharing Contracts, subject to the remarketing obligations of RSi,
(ii) notwithstanding the occurrence of an Event of Default, neither RSG nor RSi BRE, upon the conclusion of the Revenue Sharing Contracts and New BRE Revenue Sharing Contracts, shall have allocation rights, to the extent provided in the Payment Allocation Schedule, to the Equipment and the New BRE Units.

               NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

        1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Equipment Transfer Agreement.

        2. The final sentence of Section 3.2 (a) (iii) of the Equipment Transfer Agreement shall be amended as follows:

                The term "RSG" shall be stricken and replaced with "RIC".

        3.      The Payment Allocation Schedule shall be amended as follows:


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        a.      For the purpose of the Payment Allocation Schedule "Initial
                Term" shall mean the term of the Existing Contracts and the New BRE Revenue Sharing Contracts.

        b.      The following phrases shall be stricken:

                1.      "and any extension term or terms"
                2.      "or any extension term"
                3.      "or any extension term thereafter"
                4.      "and any extension"
                5.      "the extension of"

        c. In Section 1(b), the term "RSG" shall be stricken and replaced with "RIC".

        d. In Section 2(f), the term "RSG" shall be stricken and replaced with "RIC".

        e. The following language on page F-2 shall be stricken in its entirety:

            "PROVIDED, HOWEVER, that the cost of any refurbishing of Units in connection with the extension of any Revenu Sharing Contract upon the expiration of an initial term or any extension term will be charged to, and paid out of, RSG's Payment allocation set forth above."

        f. The last sentence of Section 2(f) shall be stricken in its entirety.

            [The remainder of this page is intentionally left blank.]


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               IN WITNESS WHEREOF, this Amendment was executed by the Parties as of the date first written above.

RSG INVESTMENTS, LLC,
an Idaho Limited Liability Company


By: /s/ Donnelly L. Prehn
    -------------------------

Print Name: Donnelly L. Prehn
            -----------------

It's: Authorized Agent
      -----------------------


ROOMSYSTEMS, INC.,
a Nevada Corporation


By: /s/ Steven L. Sunyich
    -------------------------

Print Name: Steven L. Sunyich
            -----------------

It's: CFO
      -----------------------


ROOMSYSTEMS INTERNATIONAL CORPORATION,


By: /s/ Steven L. Sunyich
    ---------------------

Print Name: Steven L. Sunyich
            -----------------

It's: CFO
      -----------------------


Rsi BRE, Inc.,
a Nevada Corporation


By: /s/ Steven L. Sunyich
    ---------------------

Print Name: Steven L. Sunyich
            -----------------

It's: CFO
      -----------------------


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